UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017 (May 6, 2017)

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th floor

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Autoliv, Inc. (the “Company”) announced on May 8, 2017 that Ms. Aicha Evans, a member of the Board of Directors (the “Board”) of the Company, informed the Board on May 6, 2017 of her decision to withdraw her candidacy for re-election to the Board at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) due to changes in her current professional responsibilities. Ms. Evans’ service on the Board ended at the conclusion of the Annual Meeting. Ms. Evans has served as a director of the Company since February 2015.

The Board did not nominate a director to replace Ms. Evans for election at the Annual Meeting and will not fill the vacancy resulting from her service ending. Accordingly, the Board has taken action to reduce its size to nine directors.

A copy of the press release dated May 8, 2017 is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2017 the Company held its Annual Meeting, where a total of 56,456,367 shares were represented in person or by valid proxy. As announced in the Company’s press release dated May 9, 2017, the Company’s stockholders took the following actions:

Election of Directors

Mr. Robert W. Alspaugh, Mr. Jan Carlson, Mr. Leif Johansson, Mr. David E. Kepler, Mr. Franz-Josef Kortüm, Dr. Xiaozhi Liu, Mr. James Ringler, Mr. Kazuhiko Sakamoto and Dr. Wolfgang Ziebart were each re-elected to the Board for a one-year term until the 2018 annual meeting of stockholders.

The votes cast were as follows:

Mr. Robert W. Alspaugh: 54,285,544 votes for, 908,787 votes withheld and 1,262,036 broker non-votes.

Mr. Jan Carlson: 44,895,581 votes for, 10,298,750 votes withheld and 1,262,036 broker non-votes.

Mr. Leif Johansson: 53,751,598 votes for, 1,442,733 votes withheld and 1,262,036 broker non-votes.

Mr. David E. Kepler: 54,437,181 votes for, 757,150 votes withheld and 1,262,036 broker non-votes.

Mr. Franz-Josef Kortüm: 53,901,313 votes for, 1,293,018 votes withheld and 1,262,036 broker non-votes.

Dr. Xiaozhi Liu: 53,777,666 votes for, 1,416,665 votes withheld and 1,262,036 broker non-votes.

Mr. James Ringler: 50,692,435 votes for, 4,501,896 votes withheld and 1,262,036 broker non-votes.

Mr. Kazuhiko Sakamoto: 54,435,198 votes for, 759,133 votes withheld and 1,262,036 broker non-votes.

Dr. Wolfgang Ziebart: 54,440,746 votes for, 753,585 votes withheld and 1,262,036 broker non-votes.

Advisory Vote to Approve Executive Compensation

Stockholders of the Company approved, on a non-binding, advisory basis, a resolution approving the compensation of the Company’s named executive officers for fiscal year 2016. The votes cast were as follows:

45,152,386 votes for, 8,441,886 votes against, 1,600,059 abstentions and 1,262,036 broker non-votes.

Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation

Stockholders of the Company determined, on a non-binding, advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers at a frequency of every one year. The votes were cast as follows:

49,747,627 votes for every one year, 28,303 votes for every two years, 1,688,793 votes for every three years, 3,729,608 abstentions and 1,262,036 broker non-votes.

Based on the outcome of the vote on the frequency of future advisory votes to approve executive compensation and consistent with its recommendation, the Board has determined that the Company will continue to hold such votes to approve executive compensation every one year until the next required frequency vote. Accordingly, the Company will hold its next advisory vote to approve executive compensation at its 2018 annual meeting of stockholders.

Ratification of Appointment of Independent Auditors

Stockholders of the Company ratified the appointment of Ernst & Young AB as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2017. The votes cast were as follows:

55,203,073 votes for, 343,253 votes against, 910,041 abstentions and 0 broker non-votes.

The proposals presented at the Annual Meeting are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 24, 2017.

A copy of the press release dated May 9, 2017 is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 8.01 Other Events.

Committees of the Board

In the press release dated May 9, 2017, the Board announced changes to the membership of its committees that were approved by the Board effective as of May 9, 2017, which are now composed as follows:

Audit Committee: Robert W. Alspaugh (Chairman), David E. Kepler and Wolfgang Ziebart

Leadership Development and Compensation Committee: James M. Ringler (Chairman), Leif Johansson and Xiaozhi Liu

Nominating and Corporate Governance Committee: Leif Johansson (Chairman), Franz-Josef Kortüm, Xiaozhi Liu and James M. Ringler

Risk and Compliance Committee: David E. Kepler (Chairman), Robert W. Alspaugh, Kazuhiko Sakamoto and Wolfgang Ziebart

Third Quarter Dividend

In the same press release dated May 9, 2017, the Company announced that the Board declared a quarterly dividend of 60 cents per share for the third quarter of 2017. The dividend will be payable on September 7, 2017 to Company stockholders of record on the close of business on August 23, 2017. The ex-date will be August 21, 2017 for holders of the common stock listed on the New York Stock Exchange and August 22, 2017 for holders of Swedish Depository Receipts listed on the NASDAQ Stockholm.

A copy of the press release dated May 9, 2017 is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated May 8, 2017.

99.2	Press Release of Autoliv, Inc. dated May 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Group Vice President for Legal Affairs, General Counsel and Secretary

Date: May 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated May 8, 2017.

99.2	Press Release of Autoliv, Inc. dated May 9, 2017.